------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       October 10, 2003 (October 8, 2003)
       -------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                  Arkona, Inc.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                         0-24372               33-0611746
----------------------------    ----------------------  ---------------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
   of incorporation)                                      Identification No.)

                      10542 South Jordan Gateway, Suite 200
                            South Jordan, Utah 84005
       -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7100

Item 12. Results of Operations and Financial Condition.

         On October 8, 2003, Arkona, Inc. issued a press release announcing certain financial results for the fiscal quarter ended September 30, 2003. The text of the press release is set forth beginning on the following page.

FOR IMMEDIATE RELEASE

Editorial Contact:
Dave Jenkins
ARKONA Inc.
801-501-7109
dave.jenkins@arkona.com

       ARKONA ANNOUNCES CONSECUTIVE QUARTERS OF RECORD REVENUES, EARNINGS

Salt Lake City, Utah - October 8, 2003 - ARKONA Inc. (ARKN), the leader in web-enabled dealer management solutions for the automobile industry, today announced its second consecutive quarter of record revenues and profitability.

For its second fiscal quarter ending September 30, 2003, the company reported earnings of $137,442 on revenues of $1,235,890, as compared to a loss of ($365,101) on revenues of $914,583 for the same period last year.

"We continue to strengthen our balance sheet through debt reduction and accumulations of cash and cash equivalents," said Stephen Russo, Chief Financial Officer. "Achieving record revenues is very satisfying to the management team, but we're even more encouraged by the fact that earnings are increasing at an even faster pace. This reflects significant increases in personal productivity and leveraging of company assets."

"The strong growth ARKONA is experiencing is a reflection of the accelerated adoption of our unequalled web-enabled dealer management solution," said Alan Rudd, Chief Executive Officer. "Our business model is correctly targeted and our sales, engineering and customer service teams are consistently meeting established levels of performance. All signs point to significant ARKONA market share gains through the third and fourth quarters and into the next fiscal year."

To keep pace with customer demand for its Internet-based dealer management solutions, ARKONA continues to invest in its infrastructure. Partnering with
IBM, the company recently added a fifth IBM iSeries system to its state-of-the-art hosting facility in Salt Lake City. The new IBM model 810 will increase ARKONA's growth capacity by more than 2,000 customer connections.

About ARKONA Inc.

ARKONA was the first to offer a true Application Services Provider (ASP) solution for the automotive industry and continues to be a market leader in providing innovative e-business solutions for automobile dealers A public company, ARKONA was founded in 1996 and trades under the symbol ARKN. For more information visit ARKONA's Web site at www.arkona.com.

                                      # # #

This release may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known or unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                            Arkona, Inc.

                            By:  /s/ Stephen L. Russo
                               -------------------------------------------------
                                  Stephen L. Russo, Vice President of Operations and Chief Financial Officer

                            Date:  October 10, 2003